                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

               Date of Report (Date of earliest event reported):
                               December 31, 1995



                        CAPSTONE PHARMACY SERVICES, INC.
             (Exact name of Registrant as specified in its charter)


        New York                     0-20606                     11-2310352
     ---------------               -----------                ----------------
     (State or other               (Commission                (I.R.S. Employer
     jurisdiction of               File Number)               Identification
     incorporation)                                           Number)

                  414 Alfred Avenue, Teaneck, New Jersey 07666
                  --------------------------------------------
                    (Address of principal executive offices)


                                (201) 833-2800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                Not applicable
        ------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The Registrant reports the following acquisition to inform its security holders:

         Pursuant to an Agreement and Plan of Merger dated September 30, 1995, the Registrant acquired two pharmacy businesses in the New York City area, Geri-Care Systems, Inc., a New York corporation, and Scripts & Things, Inc., a New York corporation, through arm's-length negotiations with the acquired companies' shareholders, Raphael Lieberman and Abraham Wieder.

         The purchase price was approximately $7,870,000, payable $1,320,000 in cash and promissory notes and approximately $6,550,000 in the Registrant's common stock.

         The final closing occurred January 3, 1996, upon final payment of the cash and stock consideration into escrow. Each acquired business was merged into a separate, surviving subsidiary of the Registrant. The Registrant intends to continue the acquired operations through its subsidiaries.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b) It is impracticable to provide the required financial statements of the acquired businesses described in Item 2 and pro forma financial information at this time. This information will be filed within 60 days.

         (c) Exhibits. The exhibits filed as a part of this Report are listed in the Index to Exhibits immediately following the signature page.


ITEM 8.  CHANGE IN FISCAL YEAR

         On December 31, 1995, the Registrant changed its fiscal year-end from February 28 to December 31. The Registrant will file a report on Form 10-K for the transition period from the closing date of its most recent fiscal year, February 28, 1995, to the opening date of its new fiscal year, January 1, 1996.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CAPSTONE PHARMACY SERVICES, INC.



                                              By: /s/ Don Hughes
                                                  -----------------------------
                                                  Don Hughes
                                                  Chief Financial Officer



Date:    January 5, 1995

                                 Exhibit Index
Exhibit No.
-----------

2                Agreement and Plan of Merger, dated September
                 30, 1995, by and among Geri-Care Systems,
                 Inc., Scripts & Things, Inc., Abraham Wieder,
                 Raphael Lieberman, Capstone Pharmacy
                 Services, Inc., Geri Mergeco, Inc. and
                 Scripts Mergeco, Inc.


         A copy of the exhibit list to the Agreement and Plan of Merger has been included. The exhibits have been omitted but the Registrant shall furnish supplementally a copy of any omitted exhibit to the Commission upon request.